OPPENHEIMER GLOBAL VALUE FUND

Supplement dated May 17, 2018 to the

Prospectus and Statement of Additional Information,

each dated August 28, 2017

This supplement amends the Prospectus and Statement of Additional Information ("SAI") of Oppenheimer Global Value Fund (the "Fund"), and is in addition to any other supplement(s).

Effective June 29, 2018:

1.	The Fund will change its name to "Oppenheimer Global Focus Fund." All references to "Oppenheimer Global Value Fund" in the Prospectus and SAI are replaced by references to "Oppenheimer Global Focus Fund."
Prospectus:
2.	The first paragraph on the cover of the Prospectus is deleted and replaced by the following:

Oppenheimer Global Focus Fund is a mutual fund that seeks capital appreciation. It emphasizes investments in common stocks of U.S. and foreign companies.

3.	The first and second paragraphs in the section "Principal Investment Strategies" in the Prospectus are deleted and replaced by the following:

Principal Investment Strategies. The Fund invests mainly in common stocks of U.S. and foreign companies. The Fund can invest without limit in foreign securities in any country, including countries with developed or emerging markets. Typically, the Fund will invest a substantial portion of its assets in issuers in a number of different foreign countries. The Fund does not limit its investments to companies in a particular capitalization range or region. Under normal market conditions, the Fund will typically hold between 35 and 55 stocks.

In selecting investments for the Fund’s portfolio, the portfolio manager looks primarily for companies he believes are undervalued (i.e., there is a substantial difference between the current market price of the company and what the portfolio manager believes the company to be worth). A security may be undervalued because the market is not fully pricing an issuer’s current intrinsic value, the market does not properly assess the company’s assets, the market does not yet recognize its future potential, or the issuer may be temporarily out of favor. The Fund seeks to realize gains in the prices of those securities if and when other investors recognize their real or prospective worth. While the Fund primarily invests in stocks of companies the portfolio manager has determined to be "undervalued," over time this may result in the Fund's portfolio having exposure to stocks with the characteristics of both "value" and "growth" stocks. Growth companies are companies whose earnings and stock prices are expected to increase at a faster rate than the overall market.

4.	The following is added to the Prospectus to the "Principal Risks" section:

Risks of Focused Investing. Although the Fund is a diversified fund, it normally focuses its investments in a relatively small number of issuers, which may make the value of its shares more volatile than if it invested more widely. At times, the Fund may hold a significant portion of its assets in companies in a particular industry or market sector. As a result, events (such as changes in economic conditions, government regulations, market declines, or the availability of basic resources or supplies) that affect that particular industry or sector more than others may have a greater effect on the Fund's performance. It might also be more difficult for the Fund to sell portfolio securities at a price it considers appropriate if it holds larger blocks of stock because it invests in fewer issuers.

Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

5.	The following is added to the Prospectus to the "About the Fund's Investments" section:

Growth Investing. Growth companies are companies whose earnings and stock prices are expected to grow at a faster rate than the overall market. Growth companies can be new companies or established companies that may be entering a growth cycle in their business. Their anticipated growth may come from developing new products or services or from expanding into new or growing markets. Growth companies may be applying new technologies, new or improved distribution methods or new business models that could enable them to capture an important or dominant market position. They may have a special area of expertise or the ability to take advantage of changes in demographic or other factors in a more profitable way. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Although newer growth companies may not pay any dividends for some time, their stocks may be valued because of their potential for price increases.

Risks of Growth Investing. If a growth company's earnings or stock price fails to increase as anticipated, or if its business plans do not produce the expected results, its securities may decline sharply. Growth companies may be newer or smaller companies that may experience greater stock price fluctuations and risks of loss than larger, more established companies. Newer growth companies tend to retain a large part of their earnings for research, development or investments in capital assets. Therefore, they may not pay any dividends for some time. Growth investing has gone in and out of favor during past market cycles and is likely to continue to do so. During periods when growth investing is out of favor or when markets are unstable, it may be more difficult to sell growth company securities at an acceptable price. Growth stocks may also be more volatile than other securities because of investor speculation.

SAI:
6.	The following is added to the SAI to "The Fund’s Main Investment Policies" section:

Growth Companies. Growth companies are those companies whose earnings and stock prices are expected to increase at a faster rate than the overall market. They may be established companies as well as newer companies in the development stage. Growth companies may have a variety of factors that characterize them as "growth" issuers. They might:

●   be generating or applying new technologies, new or improved distribution techniques or new services,

●   own or develop natural resources,

●   be companies that can benefit from changing consumer demands or lifestyles, or

●   be companies that have projected earnings in excess of the average for their sector or industry.

Securities of newer growth companies might offer greater opportunities for capital appreciation than securities of larger, more established companies. However, these securities also involve greater risks than securities of more established companies.

You should read this supplement in conjunction with the Prospectus and Statement of Additional Information and retain it for future reference.

May 17, 2018	PS0687.009